MORGAN STANLEY INSTITUTIONAL FUND, INC.
ARTICLES OF AMENDMENT
            MORGAN STANLEY INSTITUTIONAL
FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:
            FIRST: The Corporation is registered as an open-end investment company under the Investment
Company Act of 1940.
            SECOND:  Pursuant to the authority
contained in Section 2-605(a)(2) of the MARYLAND
GENERAL CORPORATION LAW (the "MGCL"), the Board of
Directors of the Corporation at a meeting duly convened and held on February 29-March 1, 2012 approved the change of the name of the Emerging Markets Debt
Portfolio, a portfolio of common stock of the Corporation, to the Emerging Markets Domestic Debt Portfolio.
            THIRD:  The Corporation desires to, and
does hereby, amend its Articles of Restatement, as amended and supplemented (the "Charter"), pursuant to Sections 2-601 et seq. of the MGCL to change the name of the portfolio of common stock of the Corporation referred to above by deleting from the Charter the existing Article
FIFTH, Section 3 in its entirety, and inserting in lieu thereof, the following new Article FIFTH, Section 3:
3.  Pursuant to Section 2-105 of the
Maryland General Corporation Law,
the Board of Directors of the
Corporation shall have the power to
designate one or more classes of
shares of Common Stock, to fix the
number of shares in any such class
and to classify or reclassify any
unissued shares with respect to such
class.  Any such class (subject to any
applicable rule, regulation or order of
the Securities and Exchange
Commission or other applicable law
or regulation) shall have such
preferences, conversion or other
rights, voting powers, restrictions,
limitations as to dividends,
qualifications, terms and conditions
of redemption and other
characteristics as the Board may
determine in the absence of contrary
determination set forth herein.  The
aforesaid power shall include the
power to create, by classifying or
reclassifying unissued shares in the
aforesaid manner, one or more
classes in addition to those initially
designated as named below.  Subject
to such aforesaid power, the Board
of Directors has designated the
following portfolios of the
Corporation and for certain of which
has designated two classes of shares
of Common Stock of the
Corporation.  The names of such
classes and the number of shares of
Common Stock classified and
allocated to these classes are as
follows:



NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class H
500,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class P
500,000,000 shares
Asian Equity Portfolio - Class H
500,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class I+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class P+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class H+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class L+
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class P
500,000,000 shares
Focus Growth Portfolio - Class I
500,000,000 shares
Focus Growth Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class H
500,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class P
500,000,000 shares
Global Discovery Portfolio - Class H
500,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class P
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class H
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class H
500,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class P
500,000,000 shares
Global Real Estate Portfolio - Class H
500,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class H
500,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class H
500,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class P
500,000,000 shares
International Small Cap Portfolio - Class I
1,000,000,000 shares
International Small Cap Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class I
500,000,000 shares
Opportunity Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class H
500,000,000 shares
Opportunity Portfolio - Class L
500,000,000 shares
Select Global Infrastructure Portfolio - Class I
500,000,000 shares
Select Global Infrastructure Portfolio - Class P
500,000,000 shares
Select Global Infrastructure Portfolio - Class H
500,000,000 shares
Select Global Infrastructure Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class P
500,000,000 shares
Small Company Growth Portfolio - Class H
500,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class P
500,000,000 shares
U.S. Real Estate Portfolio - Class H
500,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
Total
37,500,000,000 shares
+	The par value of all shares of common stock of
all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H and
Emerging Markets Domestic Debt Portfolio -
Class L, which have a par value of $0.003 per share.
            FOURTH:  The foregoing amendments to
the Charter as set forth in these Articles of Amendment are limited to changes expressly authorized by Section 2-605 of the MGCL to be made without action by the stockholders, and were approved by a majority of the entire Board of Directors, without action by the stockholders.
            FIFTH:  These Articles of Amendment
shall be effective on April 30, 2012 at 5:58 a.m. Eastern
Daylight Time.
            SIXTH:  These Articles of Amendment do
not increase the authorized stock of the Corporation.

[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the Corporation
has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to on its behalf by its Assistant Secretary on this 23rd day of April, 2012.
MORGAN
STANLEY
INSTITUTIONAL
FUND, INC.
By: /s/ Arthur Lev
Arthur Lev
President
ATTEST:
/s/ Daniel E. Burton
Daniel E. Burton
Assistant Secretary
            THE UNDERSIGNED, President of
MORGAN STANLEY INSTITUTIONAL FUND, INC.,
who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to
be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
/s/ Arthur Lev
Arthur Lev
President
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